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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: March 10, 2000
                        (Date of earliest event reported)



                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



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
        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188
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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.  Other Events

         Filed as an Exhibit to this Current Report on Form 8-K is the Chairman's letter to shareholders, dated March 3, 2000, that will be included with the Company's Annual Report on Form 10-K to be mailed to its shareholders. Interested parties can obtain a copy of the Form 10-K for the year ended December 31, 1999, which was recently filed with the Securities and Exchange Commission ("SEC") on March 3, 2000, by accessing the SEC's web site at http://www.sec.gov.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99 - U S WEST, Inc. Chairman's Letter to Shareholders dated March 3, 2000



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.
                                    (Formerly "USW-C, Inc.")


                               By:  /s/ Thomas O. McGimpsey
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                                    Thomas O. McGimpsey
                                    Assistant Secretary

Dated:   March 10, 2000